SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported) July 15, 1997


                Paine Webber Qualified Plan Property Fund Two, LP
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-17146                    04-2752249
     --------                       -------                    ----------
(State or other jurisdiction)    (Commission                 (IRS Employer
    of incorporation             File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
------------------------------------------                            -----
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP

ITEM 2 - Disposition of Assets

   Eden West Apartments, Omaha, Nebraska

   Disposition Date - July 15, 1997

      On July 15, 1997, the Partnership received $3,500,000 from the Eden West borrower, which represented the full repayment of the first leasehold mortgage loan secured by the Eden West Apartments. Simultaneously, the Eden West owner purchased the Partnership's interest in the underlying land at a price equal to $900,000, which represented a premium of $500,000 over the Partnership's cost basis in the land of $400,000. In addition, the Partnership received a mortgage loan prepayment penalty of 1.25% of the mortgage note balance, or $43,750, and a land lease termination fee of $10,000 in accordance with the terms of the agreements. As previously reported, the owner of the Eden West Apartments had given notice of an intent to prepay its first leasehold mortgage loan scheduled to mature on June 6, 1999, and to repurchase the underlying land from the Partnership. The Partnership and the owner of the Eden West Apartments had been discussing the terms of a prepayment transaction for more than a year, and during the quarter ended May 31, 1997 the parties reached an agreement on the terms of the prepayment transaction which closed on July 15, 1997.

      As a result of the disposition on July 15, 1997 of the Partnership's investments secured by the Eden West Apartments, the Partnership will make a Special Distribution of approximately $4,675,000, or $129 per original $1,000 investment, on August 15, 1997 to unit holders of record on July 15, 1997. Of this amount, approximately $123 represents the net proceeds from the Eden West transactions and approximately $6 represents a distribution from Partnership reserves that exceed future requirements. Due to the Eden West Special Distribution, the Partnership's annualized distribution rate will be adjusted from 2.5% to 2.0% beginning with the distribution for the quarter ending November 30, 1997, which will be made on January 15, 1998. The 2.0% annualized rate will be paid on a Limited Partner's remaining capital account of $610 per original $1,000 investment, which reflects the $129 return of capital resulting from the Eden West repayment and distribution of excess reserves.


ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Special Warranty Deed by and between Paine Webber Qualified Plan Property Fund Two, LP and Eden West, Inc. dated July 15, 1997.

      (2) Lease Termination Agreement by and between Paine Webber Qualified Plan Property Fund Two, LP and Eden West, Inc. dated July 15, 1997.

      (3) Assignment and Assumption of Lessor's Rights and Obligations Under Ground Lease between Paine Webber Qualified Plan
            Property Fund Two, LP  and Eden West, Inc. dated July 15, 1997.

      (4) Assignment and Assumption of Leasee's Rights and Obligations Under Ground Lease and Conveyance of Personal Property by Paine Webber Qualified Plan Property Fund Two, LP and Eden West, Inc. dated July 17, 1997.

      (5)   Notice  Letter  and  Consent  to   Assignment  by  J.A.   Peterson
            Enterprises, Inc. to Paine Webber Qualified Plan Property Fund Two, LP, dated July 10, 1997.

      (6) Release of Collateral Assignment of Rents and Leases by Peterson Enterprises, Inc. to Paine Webber Qualified Plan Property Fund Two, LP, dated July 2, 1997.

      (7)   Deed  of   Reconveyance   by  Peterson   Enterprises,   Inc.   and
            Paine Webber  Qualified Plan Property Fund Two, LP, dated July 3,
            1997.

                                    FORM 8-K

                                 CURRENT REPORT

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP
                                  (Registrant)




                            By: /s/ Walter V. Arnold
                                --------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer



Date:  August 4, 1997

                            SPECIAL WARRANTY DEED


      PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership, having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Grantor"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to Grantor duly paid, the receipt of which is hereby acknowledged, hereby conveys to EDEN WEST, INC., a Nebraska corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Grantee"), the real estate at 9405 Western Plaza in Omaha, Douglas County, Nebraska, more particularly described on Exhibit A attached hereto.

      Grantor covenants (jointly and severally, if more than one) with Grantee that Grantor:

            (1) is lawfully seised of such real estate and that the real estate is free from encumbrances except for all matters of record, including but not limited to: all easements, covenants, conditions, restrictions, reservations, declarations, community contracts, mortgages and other matters of record; unrecorded easements and all other matters which would be disclosed by an accurate survey and inspection of the real estate; zoning laws; the lien of taxes and assessments for 1997 and all subsequent years; and all rights of tenants, as tenants only, to use or occupy the real estate;

            (2)   has legal power and lawful authority to convey the same;

            (3) warrants and will defend title to the real estate against the lawful claims of all persons claiming the same or any part thereof through, by or under Grantor.

      Executed as a sealed instrument as of the 15th day of July, 1997.


                              Paine Webber Qualified Plan Property
                              Fund Two, LP, a Delaware limited
                              partnership

                              By:   Second Qualified Properties, Inc.,
                                    General Partner

                                    By:/s/ Celia R. Deluga
                                       -------------------

                                    Name: Celia R. Deluga

                                    Title: Vice President



STATE OF MASSACHUSETTS  )
                        )  SS.
COUNTY OF SUFFOLK       )

     BE IT REMEMBERED, that on this 9th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Celia R. Deluga , to me personally known to be the Vice President of Second Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                    /s/ Cynthia L. Proctor
                                        ------------------
                                        Notary Public
                                        Printed Name:  Cynthia L. Proctor
My commission expires:
3/11/99
-------

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.

                           LEASE TERMINATION AGREEMENT


      THIS AGREEMENT ("Agreement") is made as of the 15th day of July, 1997, by and between PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership, having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Lessor"), and EDEN WEST, INC., a Nebraska corporation, having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Lessee").

                                    RECITALS:

      A. Lessor and J.A. Peterson Enterprises, Inc., a Missouri corporation ("Enterprises"), entered into a certain Ground Lease dated as of the 6th day of June, 1984, as amended by a certain Amendment to Ground Lease and Notice to Ground Lease dated October 30, 1985 (collectively, the "Lease"), pursuant to which Lessor demised to Enterprises and Enterprises leased from Lessor certain real estate located at 9405 Western Plaza in Omaha, Douglas County, Nebraska, as more particularly described in Exhibit A attached hereto (the "Leased Premises").

      B. Lessor and Enterprises entered into a certain Notice of Ground Lease relating to the Lease, dated June 6, 1984 and recorded June 6, 1984 in Book 711, Page 551 of the Miscellaneous Records of Douglas County, Nebraska (the "Recorder's Office"), as amended by a certain Amendment to Ground Lease and Notice to Ground Lease dated October 30, 1985 and recorded January 14, 1986 in Book 763, Page 8 in the Recorder's Office (as amended, the "Lease Memorandum").

      C. Pursuant to a certain Assignment and Assumption of Lessee's Rights and Obligations Under Ground Lease and Conveyance of Personal Property dated July 15, 1997, Enterprises assigned and transferred all of its right, title and interest to and under the Lease and the Lease Memorandum to Lessee.

      D. Contemporaneously herewith, Lessee is purchasing Lessor's fee interest in the Leased Premises

      E. In connection with the sale and conveyance of Lessor's fee interest in the Leased Premises to Lessee, Lessor and Lessee desire to terminate the Lease and release the Lease Memorandum of record in accordance with the provisions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Termination Date. The term of the Lease shall terminate and the Lease Memorandum shall be released of record effective as of the date of this Agreement (the "Termination Date").

      2. Release by Lessee and Lessor. Except as otherwise specifically herein provided, each party hereto hereby releases and discharges the other from all liability of any kind or nature whatsoever which the other may now or hereafter have to the other under the Lease and the Lease Memorandum, whether known or unknown, and whether direct or indirect.

      3. Successors. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     LESSOR:


                              Paine Webber Qualified Plan Property
                              Fund Two, LP, a Delaware limited
                              partnership

                              By:   Second Qualified Properties, Inc.,
                                    General Partner

                                    By:/s/ Celia R. Deluga
                                       -------------------

                                    Name: Celia R. Deluga

                                    Title: Vice President



STATE OF MASSACHUSETTS  )
                        )  SS.
COUNTY OF SUFFOLK       )

     BE IT REMEMBERED, that on this 9th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Celia R. Deluga , to me personally known to be the Vice President of Second Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                    /s/ Cynthia L. Proctor
                                        ------------------
                                        Notary Public
                                        Printed Name:  Cynthia L. Proctor
My commission expires:
3/11/99
-------

                                     LESSEE:

                                    EDEN WEST, INC., a
                                    Nebraska corporation


                                    By:/s/ Kenneth L. Riedemann
                                       -------------------------
                                       Kenneth L. Riedemann,
                                       President



STATE OF MISSOURI       )
                        )  SS
COUNTY OF JACKSON       )

      BE IT REMEMBERED, that on this 9th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Kenneth L. Riedemann, to me personally known to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did say that he is the President of EDEN WEST, INC., a Nebraska corporation, that said instrument was signed in behalf of said corporation by authority of its board of directors, and said person acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                /s/ Sandra Zintz
                                    ------------
                                    Notary Public
                                    Printed Name:Sandra Zintz
My Commission expires:
8/19/2000
---------
Commissioned in Clay County

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.

               ASSIGNMENT AND ASSUMPTION OF LESSOR'S RIGHTS AND
                        OBLIGATIONS UNDER GROUND LEASE


      THIS ASSIGNMENT AND ASSUMPTION OF LESSOR'S RIGHTS AND OBLIGATIONS UNDER GROUND LEASE (this "Assignment") is made effective as of the 15th day of July, 1997, by and between PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership, having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Assignor"), and EDEN WEST, INC., a Nebraska corporation, having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Assignee").


                                   RECITALS

      WHEREAS, Assignor and J.A. Peterson Enterprises, Inc., a Missouri corporation ("Enterprises"), are parties to a Ground Lease dated June 6, 1984, as amended by a certain Amendment to Ground Lease and Notice to Ground Lease dated October 30, 1985 (as amended, the "Lease"), pursuant to which Assignor, as Lessor, agreed to lease certain premises located at 9405 Western Plaza in Omaha, Douglas County, Nebraska, as more particularly described on Exhibit A attached hereto (the "Property") to Enterprises, as Lessee; and

      WHEREAS,    Enterprises has assigned all of its right, title and
interest in the Lease to Assignee; and

      WHEREAS, Assignee is contemporaneously herewith exercising and closing on an option to purchase Assignor's fee interest in the Property as set forth in
Article 30 of the Lease; and

      WHEREAS, in consideration of Assignee's purchase of the Property, Assignor desires to assign, transfer and set over to Assignee all of Assignor's right, title and interest in the Lease; and

      WHEREAS, Assignee desires to accept such assignment and assume all of the obligations and liabilities of Assignor arising on and after the date hereof as Lessor under the Lease as hereinafter provided.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), in hand paid, the recitals, premises, covenants, promises and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Recitals. All of the foregoing recitals are incorporated herein as though set forth again at length.

      2. Assignment of the Lease. Effective as of the date hereof (the "Assignment Date"), Assignor does hereby grant, bargain, sell, assign, transfer, set over and convey to Assignee all of Assignor's right title and interest under the Lease.

      3. Assumption. Assignee hereby assumes all of Assignor's obligations arising on or after the Assignment Date under the Lease as Lessor thereunder, in place and stead of Assignor; provided, that the parties hereby acknowledge and agree that (a) as a result of the conveyance or assignment of Assignor's fee interest in the Property and the Lease, Assignee's leasehold estate will merge into its fee interest and terminate, and (b) they will enter into and file a Lease Termination Agreement of record that will evidence the termination of the Lease.

      4. Representations of Assignor. Assignor hereby agrees to perform and indemnify and hold harmless Assignee from any damages, losses, costs or expenses related to the nonperformance of all of the covenants, obligations and conditions contained in the Lease to be performed by the Lessor thereunder prior to the Assignment Date.

      5. Modifications. This Assignment may not be changed, modified, discharged or terminated orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors and assigns. The parties hereto hereby agree to execute and deliver any other instruments or documents requested by any party hereto to carry out the provisions, intent and purpose of this Assignment.

      6. Binding. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

      7. Counterpart Signatures. This Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but such counterparts together shall constitute but one and the same Assignment.

      IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.


                                    ASSIGNOR:

                                    PAINE WEBBER QUALIFIED PLAN
                                    PROPERTY FUND TWO, LP, a
                                    a Delaware limited partnership

                                    By:   SECOND QUALIFIED PROPERTIES,
                                          INC., General Partner


                                          By:  /s/ Celia R. Deluga
                                               -------------------
                                          Name:  Celia R. Deluga
                                          Title: Vice President


                                    ASSIGNEE:

                                    EDEN WEST, INC., a
                                    Nebraska corporation


                                    By:/s/ Kenneth L. Riedemann
                                       ------------------------
                                        Kenneth L. Riedemann,
                                        President

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.

                 ASSIGNMENT AND ASSUMPTION OF LESSEE'S RIGHTS
                      AND OBLIGATIONS UNDER GROUND LEASE
                       AND CONVEYANCE OF PERSONAL PROPERTY

      THIS AGREEMENT (this "Assignment") is made effective as of the 17th day of July, 1997, by and between J.A. PETERSON ENTERPRISES, INC., a Missouri corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 (hereinafter "Assignor") and EDEN WEST, INC., a Nebraska corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 (hereinafter "Assignee").

                                   RECITALS

      WHEREAS, Assignor and Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership ("Paine Webber"), are parties to a Ground Lease dated June 6, 1984, as amended by a certain Amendment to Ground Lease and Notice to Ground Lease dated October 30, 1985 (as amended, the "Lease"), pursuant to which Paine Webber, as Lessor, agreed to lease certain premises located at 9405 Western Plaza in Omaha, Douglas County, Nebraska, as more particularly described on Exhibit A attached hereto (the "Property") to Assignor, as Lessee; and

      WHEREAS, Assignor desires to assign, convey, transfer and set over to Assignee all of Assignor's right, title and interest under the Lease, including any rights or options Assignor has under the Lease to purchase Paine Webber's fee interest in the Property; and

      WHEREAS, in connection with Assignor's assignment of its rights under the Lease pursuant to this Assignment, Assignor also desires to assign and convey to Assignee all of Assignor's interest in all buildings, improvements, furniture, furnishings, fixtures, apparatus, equipment, claims, guaranties, warranties, plans, specifications, blueprints, soil tests, engineering information, utility contracts, construction contracts, architect's contracts, governmental approvals, occupancy permits and certificates, licenses, permits, and all other agreements and rights, and all other items of personal property, both tangible and intangible, affixed or attached to, or placed or situated upon, or used or acquired in any way whatsoever in connection with the use, enjoyment, occupancy and operation of the Property, except those owned by others, (all of such properties and assets being herein collectively referred to as the "Assigned Properties"); and

      WHEREAS, Assignee desires to accept such assignments and to assume all of the obligations and liabilities of Assignor arising on and after the date hereof as Lessee under the Lease.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), in hand paid, the recitals, premises, covenants, promises and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Recitals. All of the foregoing recitals are incorporated herein as though set forth again at length.

      2. Assignment of the Lease. Effective as of the date hereof (the "Assignment Date"), Assignor does hereby grant, bargain, sell, assign, transfer, set over and convey to Assignee all of Assignor's right title and interest under the Lease, including any and all options or rights to purchase the Property as set forth in the Lease.

      3. Conveyance of the Assigned Properties. Effective as of the Assignment Date, Assignor does also hereby grant, bargain, sell, assign, transfer, confirm and deliver unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Assigned Properties. TO HAVE AND TO HOLD all and singular the Assigned Properties unto Assignee, its successors and assigns, forever.

      4. Assumption. Assignee hereby assumes all of Assignor's obligations arising on or after the Assignment Date pursuant to the Lease as Lessee thereunder, in place and stead of Assignor. Assignee further agrees to perform, discharge and observe all of the covenants, obligations and conditions contained therein to be performed by Assignor on or after the Assignment Date. Assignee also agrees to assume all valid and enforceable liabilities and obligations to which the Assigned Properties are subject, including Assignor's loan with Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership, in the original principal amount of $3,500,000.00.

      5. Representations of Assignor. Assignor hereby agrees to perform and indemnify and hold harmless Assignee from any damages, losses, costs or expenses related to the nonperformance of all of the covenants, obligations and conditions contained in the Lease to be performed by the Lessee thereunder prior to the Assignment Date.

      6. Representations of Assignee. Assignee hereby agrees to perform and indemnify and hold harmless Assignor from any damages, losses, costs or expenses related to the nonperformance of all of the covenants, obligations and conditions contained in the Lease to be performed by the Lessee thereunder on and after the Assignment Date.

      7. Modifications. This Assignment may not be changed, modified, discharged or terminated orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors and assigns. The parties hereto hereby agree to execute and deliver any other instruments or documents requested by any party hereto to carry out the provisions, intent and purpose of this Assignment.

      8. Binding. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

      9. Counterpart Signatures. This Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but such counterparts together shall constitute but one and the same Assignment.

      IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.


                                    ASSIGNOR:

                                    J.A. PETERSON ENTERPRISES,
                                    INC., a Missouri corporation


                                    By:/s/ Kenneth L. Riedemann
                                       ------------------------
                                        Kenneth L. Riedemann,
                                        President


                                    ASSIGNEE:

                                    EDEN WEST, INC., a
                                    Nebraska corporation

                                    By:/s/ Kenneth L. Riedemann
                                       ------------------------
                                        Kenneth L. Riedemann,
                                        President

STATE OF MISSOURI )
                  )  SS.
COUNTY OF JACKSON)

     BE IT REMEMBERED, that on this 10th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Kenneth L. Riedemann, to me personally known to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did say that he is the President of J.A. PETERSON ENTERPRISES, INC., a Missouri corporation, that said instrument was signed in behalf of said corporation by authority of its board of directors, and said person acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                /s/ Sandra Zintz
                                    ------------
                                    Notary Public
                                    Printed Name: Sandra Zintz
My Commission expires:
8/19/2000
---------
Commissioned in Clay County


STATE OF MISSOURI )
                  )  SS
COUNTY OF JACKSON )

      BE IT REMEMBERED, that on this 10th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Kenneth L. Riedemann, to me personally known to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did say that he is the President of EDEN WEST, INC., a Nebraska corporation, that said instrument was signed in behalf of said corporation by authority of its board of directors, and said person acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                /s/ Sandra Zintz
                                    ------------
                                    Notary Public
                                    Printed Name:Sandra Zintz
My Commission expires:
8/19/2000
---------
Commissioned in Clay County

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.

                         J.A. Peterson Enterprises, Inc.
                            10000 West 75th Street
                          Shawnee Mission, Kansas 66204

                                  July 10, 1997


Paine Webber Qualified Plan
 Property Fund Two, LP
265 Franklin Street
Boston, Massachusetts 02110
Attn:  Rock M. D'Errico

      RE: Assignment of "Ground Lease" dated June 6, 1984 by and between Paine Webber Qualified Plan Property Fund Two, LP, as lessor ("Paine Webber"), and J.A. Peterson Enterprises, Inc., as lessee ("Enterprises"), as amended by a certain Amendment to Ground Lease and Notice to Ground Lease dated October 30, 1985 (as amended, the "Lease").

Dear Mr. D'Errico:

      As you know, Enterprises is the lessee of record of certain premises located at 9405 Western Plaza in Omaha, Douglas County, Nebraska (the "Premises") under the Lease. This is to notify you that contemporaneously herewith and in accordance with the provisions of Section 30.01(l) of the Lease, the undersigned is assigning and transferring all of its right, title and interest in the Lease (the "Lease Assignment"), including, without limitation, the Option to Purchase the Premises set forth in Article 30 thereof (the "Purchase Option"), to Eden West, Inc., a Nebraska corporation ("Eden").

      This will also confirm that Eden is exercising the Purchase Option and will be acquiring the fee interest in the Premises from Paine Webber in accordance with the provisions of the Lease.

      Please evidence your agreement with the foregoing and your consent to the Lease Assignment by signing this letter and returning it to the attention of Eric Theroff at the office of the undersigned's counsel, Lewis, Rice & Fingersh, L.C., 1010 Walnut Street, Suite 500, Kansas City, Missouri 64106.
Please call if you have any questions.

                                Very truly yours,

                                    J.A. PETERSON ENTERPRISES,
                                    INC., a Missouri corporation


                                    By:/s/Kenneth L. Riedemann
                                       -----------------------
                                        Kenneth L. Riedemann,
                                        President

                    Acknowledgement and Consent to Assignment


      The undersigned, Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership, acknowledges receipt of the foregoing letter as of this 10th day of July, 1997 and hereby consents to the Lease Assignment.


                                    PAINE WEBBER QUALIFIED PLAN
                                    PROPERTY FUND TWO, LP, a
                                    a Delaware limited partnership

                                    By:   SECOND QUALIFIED PROPERTIES,
                                          INC., General Partner


                                          By:  /s/ Celia R. Deluga
                                               -------------------
                                          Name:  Celia R. Deluga
                                          Title: Vice President

                       RELEASE OF COLLATERAL ASSIGNMENT
                             OF RENTS AND LEASES

      KNOW ALL MEN BY THESE PRESENTS:

      THAT  whereas,  all of the  indebtedness  secured by a certain  Collateral
Assignment of Rents and Leases (the "Lease Assignment") executed by J.A. PETERSON ENTERPRISES, INC., a Missouri corporation ("JA Peterson"), in favor of PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership ("Paine Webber"), dated June 6, 1984, and recorded on June 6, 1984 in the Miscellaneous Records of Douglas County, Nebraska, in Book 711 at Page 565, has been paid, and JA Peterson has requested in writing that this Release be executed and delivered;

      NOW THEREFORE, in consideration of such payment and in accordance with the request of JA Peterson, the undersigned, Paine Webber, does by these presents grant, remise, release and reconvey to the person, persons, entity or entities entitled thereto, all the interest and estate derived to the undersigned by or through the Lease Assignment in and to the following described property:


                        SEE EXHIBIT A ATTACHED HERETO.



      Dated July 2, 1997.


                              Paine Webber Qualified Plan Property
                              Fund Two, LP, a Delaware limited
                              partnership

                              By:   Second Qualified Properties, Inc.,
                                    General Partner

                                    By:  /s/ Rock M. D'Errico
                                         --------------------

                                    Name: Rock M. D'Errico
                                    Title:Vice President

COMMONWEALTH OF MASSACHUSETTS )
                                    )  SS.
COUNTY OF SUFFOLK                   )

     BE IT REMEMBERED, that on this 2nd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Rock M. D'Errico, to me personally known to be the Vice President of Second Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Two, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                    /s/Andrew C. Sucoff
                                       ----------------
                                       Notary Public
                                       Printed Name: Andrew C. Sucoff
My commission expires:
2/26/2004
---------

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.

                             DEED OF RECONVEYANCE

      KNOW ALL MEN BY THESE PRESENTS:

      THAT  whereas,  all of the  indebtedness  secured  by the  Deed of  Trust,
Security Agreement and Financing Statement executed by J.A. PETERSON ENTERPRISES, INC., a Missouri corporation, in favor of MICHAEL CURRY, Esq., as Trustee, and PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership, the Beneficiary named therein, dated June 6, 1984, and recorded in the Office of the Register of Deeds of Douglas County, Nebraska, in Book 2686 at Page 91, has been paid, and said Beneficiary has requested in writing that this deed of reconveyance be executed and delivered;

      NOW THEREFORE, in consideration of such payment and in accordance with the request of the Beneficiary named therein, the undersigned as Trustee, does by these presents grant, remise, release and reconvey to the person, persons, entity or entities entitled thereto, all the interest and estate derived to said Trustee by or through said Deed of Trust in and to the following described property:


                        SEE EXHIBIT A ATTACHED HERETO.


      Dated July 3, 1997


                                    /s/ Michael Curry, Esq., as Trustee
                                        -------------------------------
                                        Trustee

STATE OF NEBRASKA       )
                        )  ss.
COUNTY OF DOUGLAS       )

      The foregoing Deed of Reconveyance was acknowledged before me this 3rd day of July, 1997, by Michael L. Curry, Trustee as aforesaid.


                                          /s/ Betty M. Cronican
                                              -----------------
                                              Notary Public

My Commission Expires: 8/24/1999
                       ---------

                                 EXHIBIT "A"

                              LEGAL DESCRIPTION


A tract of land in the North Half of the Northwest Quarter of the Southwest Quarter (N 1/2 NW1/4 NS1/4) of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the city of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 15; thence South 00(Degree) 06'20" West (assumed bearing), along the West line of said Section 15, a distance of 30.00 feet; thence South 89(Degree)38'50" East, a distance of 33.00 feet, to the Point of Beginning, said point being the point of intersection of the South right-of-way line of Western Avenue and the East right-of-way line of 96th Street; thence South 89(Degree)38'50" East, along the South right-of-way line of Western Avenue, a distance of 950.81 feet; thence South 29(Degree)40'10" West, a distance of 721.76 feet, to a point on the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said
Section 15; thence North 89(Degree)39'30" West, along the South line of the North Half of the Northwest Quarter of the Southwest Quarter of said Section 15, a distance of 413.19 feet; thence North 00(Degree)06'20" East, a distance of
240.00 feet; thence North 89(Degree)30'30" West, a distance of 181.50 feet, to a point on the East right-of-way line of 96th Street; thence North 00(Degree)06'20" East, along the East right-of-way line of 96th Street, a distance of 389.44 feet, to the Point of Beginning.